UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Virginia National Bankshares Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIRGINIA NATIONAL  BANKSHARES CORPORATION  CONTROL ID:  REQUEST ID:  IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2020  DATE:  THURSDAY, JUNE 25, 2020  TIME:  10:00 A.M. EST  LOCATION:  HTTPS://WWW.ISSUERDIRECT.COM/VIRTUAL-EVENT/VABK  HOW TO REQUEST PAPER COPIES OF OUR MATERIALS  PHONE:  CALL TOLL FREE 1-866-752-8683  FAX:  SEND THIS CARD TO 202-521-3464  INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/VABK AND FOLLOW THE ON-SCREEN INSTRUCTIONS.  EMAIL:  PROXY@IPROXYDIRECT.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL.  THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE FOLLOWING PROXY MATERIALS ARE BEING MADE AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/VABK AND AT WWW.VNB.COM/2020PROXY:  o NOTICE OF ANNUAL MEETING AND PROXY STATEMENT  o ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2019   IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY, PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE JUNE 11, 2020.  YOU MAY VOTE AT HTTPS://WWW.IPROXYDIRECT.COM/VABK, BY PHONE AT 1-866-752-8683  OR AS INDICATED ON ANY PROXY CARD THAT YOU RECEIVE.  THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:   1. ELECTION OF THE FOLLOWING DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING: H. K. BENHAM; III, STEVEN W. BLAINE; HUNTER E. CRAIG; WILLIAM D. DITTMAR, JR.; JAMES T. HOLLAND; LINDA M. HOUSTON; SUSAN K. PAYNE; GLENN W. RUST; GREGORY L. WELLS AND BRYAN D. WRIGHT;  2. ADVISORY (NON-BINDING) APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION;  3. RATIFICATION OF THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2020; AND  4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTONEMENTS THEREOF.   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.  MORE INFORMATION ABOUT ATTENDING THE MEETING AND VOTING IS CONTAINED IN THE PROXY STATEMENT.  PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

VIRGINIA NATIONAL BANKSHARES CORPORATION  SHAREHOLDER SERVICES  1 Glenwood Avenue Suite 1001  Raleigh NC 27603  TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED  IMPORTANT SHAREHOLDER INFORMATION  YOUR VOTE IS IMPORTANT FIRST-CLASS MAIL  US POSTAGE  PAID  RALEIGH NC  PERMIT # 870